CPI Aerostructures, Inc 10-Q

CPI AEROSTRUCTURES, INC

EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CPI Aerostructures, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 15, 2018

By:	/s/ Douglas J. McCrosson
Name: Douglas J. McCrosson
Title: Chief Executive Officer and President

By:	/s/ Vincent Palazzolo
Name: Vincent Palazzolo
Title: Chief Financial Officer